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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2006

                            FORTUNE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                    (State of incorporation or organization)

                                     0-19049
                            (Commission file number)

                                   20-2803889
                                (I.R.S. Employer
                               Identification No.)

                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278
                    (Address of principal executive offices)

                                 (317) 532-1374
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

Effective August 31, 2006, Fortune Industries, Inc., an Indiana corporation (the "Company"), entered into a $35 million credit facility with Fifth Third Bank. The credit facility replaces the parties' $25 million credit facility, which expired on the same day. The facility includes a $20 million term loan evidenced by a Term Loan Note, which matures on August 31, 2011 and a $15 million revolving loan evidenced by a Revolving Line of Credit Promissory Note, which matures on August 31, 2008. Availability under the revolving loan is the lesser of $15 million or the borrowing base amount, which is calculated monthly as a percentage of the Company's eligible assets. Interest is charged on the loans at LIBOR plus 1.75% if Senior Funded Debt to EBITDA Ratio is at least 2.5:1.0 or LIBOR plus 1.5% if Senior Funded Debt to EBITDA Ratio is less than 2.5:1.0. The facility is secured by certain assets of the Company and a limited guaranty of certain majority shareholders. The Loan and Security Agreement, the Term Loan Note and the Revolving Line of Credit Promissory Note are attached as Exhibits hereto.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT #   DESCRIPTION
---------   -----------
   10.1     Loan and Security Agreement dated as of August 31, 2006 by and between Fortune Industries, Inc., and Fifth Third Bank.

   10.2     Term Loan Note dated as of August 31, 2006 by Fortune Industries,
            Inc. in favor of Fifth Third Bank.

   10.3 Revolving Line of Credit Promissory Note dated as of August 31, 2006 by Fortune Industries, Inc. in favor of Fifth Third Bank.

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Signatures.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FORTUNE INDUSTRIES, INC.


Date: September 7, 2006                 By: /s/ Amy Gallo
                                            ------------------------------------
                                            Amy Gallo
                                            Chief Financial Officer